UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 26, 2010

                             CHICOPEE BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

        Massachusetts                  0-51996                  20-4840562
----------------------------     ---------------------     --------------------
(State or Other Jurisdiction     (Commission File No.)     (I.R.S. Employer
 of Incorporation)                                          Identification No.)


70 Center Street, Chicopee, Massachusetts                         01013
-----------------------------------------                       ----------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (413) 594-6692
                                                     --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

On February 26, 2010, Chicopee Bancorp, Inc., the holding company for Chicopee Savings Bank, announced that the Company is commencing a fourth stock repurchase program to acquire 318,952 shares, or approximately 5%, of the Company's outstanding common stock. The press release announcing the fourth stock repurchase program is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits

     Exhibit 99.1        Press Release dated February 26, 2010

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  CHICOPEE BANCORP, INC.


DATE:  March 1, 2010              By:  /s/ W. Guy Ormsby
                                       -----------------------------------------
                                       W. Guy Ormsby
                                       Executive Vice President, Chief Financial
                                       Officer and Treasurer